EX-99.B16.  Schedule of Computation of Performance Information

                         VIST SMALL CAP GROWTH PORTFOLIO
              (PREVIOUSLY KNOWN AS THE "VIST SMALL CAP PORTFOLIO")

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION


      The following reflects the calculation of the Small Cap Growth Portfolio's average annual total return ("T") for the one year and life of Portfolio periods ended December 31, 1997, which has been included in the Statement of Additional
Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                                               ERV
                          T = n square root of --- -1
                                                P


PERIOD JANUARY 1, 1997  THROUGH DECEMBER 31, 1997

n     =  1
ERV   =  10,073
P     =  $10,000


                                              10,073
                         T = 1 square root of ------ -1
                                              10,000

                                T = .0073 or .73%

PERIOD MAY 4, 1995 (INCEPTION OF PORTFOLIO) THROUGH DECEMBER 31, 1997

n     =  2.66
ERV   =  16,684
P     =  $10,000

                                                 16,684
                         T = 2.66 square root of ------ -1
                                                 10,000

                               T = .2122 or 21.22%

                           VIST WORLD EQUITY PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION


      The following reflects the calculation of the World Equity Portfolio's average annual total return ("T") for the one year, five year and life of Portfolio periods ended December 31, 1997, which have been included in the Statement of Additional Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                                                  ERV
                             T = n square root of --- -1
                                                   P

PERIOD JUNE 10, 1988 THROUGH DECEMBER 31, 1997

n     =  9.56
ERV   =  21,337
P     =  $10,000


                                                 21,337
                         T = 9.56 square root of ------ -1
                                                 10,000


                               T = .0825 or 8.25%

FIVE YEAR PERIOD JANUARY 1, 1993 THROUGH DECEMBER 31, 1997

n     =  5
ERV   =  19.835
P     =  $10,000


                                              19,835
                         T = 5 square root of ------ -1
                                              10,000

                               T = .1468 or 14.68%

ONE YEAR PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

n     =  1
ERV   =  10,998
P     =  $10,000


                                              10,998
                         T = 1 square root of ------ -1
                                              10,000

                               T = .0998 or 9.98%

                              VIST GROWTH PORTFOLIO
             (PREVIOUSLY KNOWN AS THE "VIST COMMON STOCK PORTFOLIO")
                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION


      The following reflects the calculation of the Growth Portfolio's average annual total return ("T") for the one year, five year and ten year periods ended December 31, 1997, which have been included in the Statement of Additional
Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:

                                                ERV
                           T = n square root of --- -1
                                                 P



TEN YEAR PERIOD JANUARY 1, 1988 THROUGH DECEMBER 31, 1997

n     =  10
ERV   =  43,622
P     =  $10,000

                                              43,622
                        T = 10 square root of ------ -1
                                              10,000


                               T = .1587 or 15.87%

FIVE YEAR PERIOD JANUARY 1, 1993 THROUGH DECEMBER 31, 1997

n     =  5
ERV   =  23,082
P     =  $10,000


                                              23,082
                         T = 5 square root of ------ -1
                                              10,000


                               T = .1821 or 18.21%

ONE YEAR PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

n     =  1
ERV   =  12,362
P     =  $10,000


                                              12,362
                         T = 1 square root of ------ -1
                                              10,000

                               T = .2362 or 23.62%

                          VIST MATRIX EQUITY PORTFOLIO
             (PREVIOUSLY KNOWN AS THE "VIST TILT UTILITY PORTFOLIO")

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION


      The following reflects the calculation of the Matrix Equity Portfolio's average annual total return ("T") for the one year, five year and life of Portfolio periods ended December 31, 1997, which have been included in the Statement of Additional Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                                                ERV
                           T = n square root of --- -1
                                                 P





PERIOD JUNE 16, 1988 THROUGH DECEMBER 31, 1997

n     =  9.55
ERV   =  33,682
P     =  $10,000

                                                    33,682
                            T = 9.55 square root of ------ -1
                                                    10,000


                               T = .1356 or 13.56%

FIVE YEAR PERIOD JANUARY 1, 1993 THROUGH DECEMBER 31, 1997

n     =  5
ERV   =  19,879
P     =  $10,000

                                                 19,879
                            T = 5 square root of ------ -1
                                                 10,000

                               T = .1473 or 14.73%

ONE YEAR PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

n     =  1
ERV   =  12,205
P     =  $10,000

                                                 12,205
                            T = 1 square root of ------ -1
                                                 10,000

                               T = .2205 or 22.05%

                         VIST GROWTH & INCOME PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION


      The following reflects the calculation of the Growth & Income Portfolio's average annual total return ("T") for the one year and life of Portfolio periods ended December 31, 1997 which have been included in the Statement of Additional
Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                                                ERV
                           T = n square root of --- -1
                                                 P





ONE YEAR PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

n     =  1
ERV   =  12,820
P     =  $10,000

                                                 12,820
                            T = 1 square root of ------ -1
                                                 10,000



                               T = .2820 or 28.20%

PERIOD MAY 31, 1995 (PORTFOLIO INCEPTION DATE) THROUGH DECEMBER 31, 1997

n     =  2.59
ERV   =  16,261
P     =  $10,000


                                                   16,261
                           T = 2.59 square root of ------ -1
                                                   10,000


                               T = .2065 or 20.65%

                       VIST MULTIPLE STRATEGIES PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION


      The following reflects the calculation of the Multiple Strategies Portfolio's average annual total return ("T") for the one year, five year and ten year periods ended December 31, 1997, which have been included in the Statement of Additional Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., financial statements based on our audits. We conducted our audits of these financial statements in $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                                               ERV
                          T = n square root of --- -1
                                                P





TEN YEAR PERIOD JANUARY 1, 1988 THROUGH DECEMBER 31, 1997

n     =  10
ERV   =  30,837
P     =  $10,000

                                               30,837
                         T = 10 square root of ------ -1
                                               10,000


                               T = .1192 or 11.92%

FIVE YEAR PERIOD JANUARY 1, 1993 THROUGH DECEMBER 31, 1997

n     =  5
ERV   =  20,245
P     =  $10,000


                                              20,245
                         T = 5 square root of ------ -1
                                              10,000


                               T = .1515 or 15.15%


ONE YEAR PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

n     =  1
ERV   =  12,179
P     =  $10,000


                                              12,179
                         T = 1 square root of ------ -1
                                              10,000


                               T = .2179 or 21.79%

                           VIST HIGH INCOME PORTFOLIO
                               30-DAY COMPUTATION
                         30 DAYS ENDED DECEMBER 31, 1997


A  =  Dividend and interest income

B  =  Expenses accrued for the period

C = Average daily number of shares outstanding during the period that was entitled to receive dividends

D  =  Maximum offering price on the last day of the month

                  a-b     (6)
      YIELD = 2[( --- + 1)    - 1]
                  cd

                  121,530.28 - 17,491.19     (6)
      YIELD = 2[( ---------------------- + 1)   -1]
                   1,730,206.52 x 9.720


      YIELD = .0753935 or 7.53935%

                                                                      EXHIBIT 16


                       VIST U.S. GOVERNMENT BOND PORTFOLIO
                               30-DAY COMPUTATION
                         30 DAYS ENDED DECEMBER 31, 1997


A  =  Dividend and interest income

B  =  Expenses accrued for the period

C = Average daily number of shares outstanding during the period that was entitled to receive dividends

D  =  Maximum offering price on the last day of the month


                   a-b     (6)
      YIELD = 2[( ---- + 1)    -1]
                   cd


                  55,298.68 - 6,616.63     (6)
      YIELD = 2[( -------------------- + 1)    -1]
                   886,377.86 x 10.161



      YIELD = .0657455 or 6.57455%